                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 13, 1997

                                VEECO INSTRUMENTS INC.
                                ----------------------
                (Exact Name of Registrant as Specified in its Charter)

       Delaware                0-16244                   11-298960l
--------------------------------------------------------------------------------
   (State or Other           (Commission                (IRS Employer
   Jurisdiction of           File Number)             Identification No.)
   Incorporation)

Terminal Drive, Plainview, New York                           11803
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code: (516) 349-8300
                                                  -----------------------------


                                   Not Applicable
  ------------------------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)

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Item 5.       OTHER EVENTS.
              -------------

              Reference is made to Attachment 2 to the OEM Agreement for Acquisition of IBM Products between International Business Machines Corporation and Veeco Instruments Inc. dated as of May 13, 1997 which is included as an exhibit hereto.

Item 7        FINANCIAL STATEMENTS AND EXHIBITS.
              ----------------------------------

         (c)  Exhibits.

EXHIBIT NO.        EXHIBIT
-----------        -------

  10.31 Attachment 2 to the OEM Agreement for Acquisition of IBM Products between International Business Machines Corporation and Veeco Instruments Inc. dated as of May 13, 1997 (filed herewith; confidential treatment has been requested for certain portions; confidential portions have been filed separately with the Securities and Exchange Commission).





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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  VEECO INSTRUMENTS INC.


Date:    July 2, 1997                  By:  /s/ Edward H. Braun
                                            --------------------------------
                                            Edward H. Braun
                                            Chairman, Chief Executive
                                            Officer and President







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

                                    EXHIBIT INDEX
                                    -------------


Exhibit
-------

    10.31     Attachment 2 to the OEM Agreement
              for Acquisition of IBM Products
              between International Business
              Machines Corporation and Veeco
              Instruments Inc. dated as of
              May 13, 1997 (filed herewith;
              confidential treatment has been
              requested for certain portions;
              confidential portions have been
              filed separately with the Securities
              and Exchange Commission).






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